EXHIBIT 10.4                                                 Execution Copy

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
                                  (With Waiver)

         THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of November ___, 2003 ("Amendment No. 4"), is entered into by and among OREGON STEEL MILLS, INC., a Delaware corporation ("OSM"), NEW CF&I, INC., a Delaware corporation ("New CF&I"), CF&I STEEL, L.P. (dba Rocky Mountain Steel Mills), a Delaware limited partnership ("RMSM") and COLORADO AND WYOMING RAILWAY COMPANY, a Delaware corporation ("CWR"; each of OSM, New CF&I, RMSM, and CWR a "Borrower" and collectively, "Borrowers"), the financial institutions that are or may from time to time become parties hereto, as Lenders, GMAC BUSINESS CREDIT LLC, as Co-Managing Agent (in such capacity, the "Co-Managing Agent"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Textron"), as Agent for the Lenders.

                               W I T N E S S E T H


         WHEREAS, Textron, Co-Managing Agent, Lenders, and Borrowers have entered into financing arrangements pursuant to which Textron, Co-Managing Agent, and Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated July 12, 2002, by and among Textron, Co-Managing Agent, Lenders, and Borrowers and as amended by Amendment No. 1, Amendment No. 2, and Amendment No. 3 (as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Agreement, the "Loan Documents"); and

         WHEREAS, Borrowers, Textron, Co-Managing Agent and Lenders have agreed to certain amendments to the Agreement, and a waiver, as more particularly contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.
   -----------

   1.1  Additional Definitions. As used herein, the following terms shall have
        ----------------------
the meanings given to them below and the Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

        "Amendment No. 4 means this Amendment No. 4 to the Credit Agreement by
         ---------------
        and among Borrowers, Textron, Co-Managing Agent, and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."

   1.2  Interpretation.  For purposes of this Amendment No. 4, all terms used
        --------------
herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall

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

have the respective meanings assigned thereto in the Agreement, as amended by this Amendment No. 4.

2.      Amendment to Agreement.
        ----------------------

   2.1 Section 2.1.2(i) of the Agreement is amended by replacing "$20,000,000" with "$25,000,000."

   2.2 Section 10.6 of the Agreement is amended, effective October 31, 2003, as follows:

        (a) Section 10.6(a) of the Agreement is amended by deleting it and replacing it with the following:

         "(a) Minimum Consolidated EBITDA. Not permit Consolidated
              ---------------------------
         EBITDA for the 12-month period ending on the last day of each month set forth below to be less than the amount set forth below next to such month:



                 MONTH ENDING                        CONSOLIDATED EBITDA
                 Oct. 31, 2003                           $    16,000,000
                 Nov. 30, 2003                           $     7,500,000
                 Dec. 31, 2003                           $     2,500,000
                 Jan. 31, 2004                           $     3,500,000
                 Feb. 29, 2004                           $     7,000,000
                 March 31, 2004                          $     8,500,000
                 April 30, 2004                          $     9,000,000
                 May 31, 2004                            $    10,000,000
                 June 30, 2004                           $    16,000,000
                 July 31, 2004                           $    22,000,000
                 August 31, 2004                         $    30,000,000
                 Sept. 30, 2004                          $    35,000,000
                 Oct. 31, 2004                           $    40,000,000
                 Nov. 30, 2004                           $    44,000,000
                 Dec. 31, 2004                           $    45,000,000
                 Jan. 31, 2005                           $    47,000,000
                 Feb. 28, 2005                           $    51,000,000
                 March 31, 2005                          $    54,000,000
                 April 30, 2005                          $    56,000,000
                 May 31, 2005                            $    58,000,000
                 June 30, 2005                           $   60,000,000"

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


        (b) Section 10.6(b) of the Agreement is amended by deleting it and replacing it with the following:

            "(b) Minimum Fixed Charge Coverage Ratio. Not permit the Fixed
                 -----------------------------------
            Charge Coverage Ratio for the 12-month period ending on the last day of each month set forth below to be less than the ratio set forth next to such month:



                    MONTH ENDING                             FIXED CHARGE
                                                            COVERAGE RATIO
                    Oct. 31, 2003                                 0.12
                    Nov. 30, 2003                                -0.16
                    Dec. 31, 2003                                -0.31
                    Jan. 31, 2004                                -0.33
                    Feb. 29, 2004                                -0.25
                    March 31, 2004                               -0.25
                    April 30, 2004                               -0.25
                    May 31, 2004                                 -0.21
                    June 30, 2004                                -0.04
                    July 31, 2004                                 0.13
                    August 31, 2004                               0.37
                    Sept. 30, 2004                                0.51
                    Oct. 31, 2004                                 0.62
                    Nov. 30, 2004                                 0.72
                    Dec. 31, 2004                                 0.62
                    Jan. 31, 2005                                 0.77
                    Feb. 28, 2005                                 0.89
                    March 31, 2005                                0.97
                    April 30, 2005                                1.03
                    May 31, 2005                                  1.09
                    June 30, 2005                                 1.14"

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






        (c) Section 10.6(c) of the Agreement is amended by deleting it and replacing it with the following:

            "(c) Maximum Senior Debt Ratio. Not permit the Senior Debt
                 -------------------------
            Ratio for the 12-month period ending on the last day of each month set forth below to exceed the ratio set forth next to such month:


                    MONTH ENDING                    SENIOR DEBT RATIO
                    Oct. 31, 2003                     18.90   to 1.00
                    Nov. 30, 2003                     42.30   to 1.00
                    Dec. 31, 2003                    128.70   to 1.00
                    Jan. 31, 2004                     95.10   to 1.00
                    Feb. 29, 2004                     47.40   to 1.00
                    March 31, 2004                    39.10   to 1.00
                    April 30, 2004                    36.90   to 1.00
                    May 31, 2004                      33.30   to 1.00
                    June 30, 2004                     20.80   to 1.00
                    July 31, 2004                     15.70   to 1.00
                    August 31, 2004                   11.50   to 1.00
                    Sept. 30, 2004                     9.80   to 1.00
                    Oct. 31, 2004                      8.60   to 1.00
                    Nov. 30, 2004                      7.60   to 1.00
                    Dec. 31, 2004                      7.50   to 1.00
                    Jan. 31, 2005                      7.20   to 1.00
                    Feb. 28, 2005                      6.60   to 1.00
                    March 31, 2005                     6.20   to 1.00
                    April 30, 2005                     6.00   to 1.00
                    May 31, 2005                       5.80   to 1.00
                    June 30, 2005                      5.60   to 1.00"

        (d) Section 10.6(d) of the Agreement is amended by deleting it and replacing it with the following:

         "(d) Minimum Consolidated Tangible Net Worth. Not permit
              ---------------------------------------
         Consolidated Tangible Net Worth at any time during any month ending on or after October 31, 2003 to be less than $185,000,000."

3. Waiver. Subject to the satisfaction of the conditions precedent set forth in
   ------
Section 6, the Required Lenders waive, and agree not to exercise any rights or remedies under the Credit Agreement or any other Loan Document with respect to, any Unmatured Event of Default or Event of Default arising from the failure of any Borrower to comply with Section 10.6(b) (Minimum Fixed Charge Coverage Ratio) of the Credit Agreement for the 12-month period ending on September 30, 2003 ("SUBJECT WAIVER"). The Subject Waiver is specific and will not constitute the waiver or consent by the Required Lenders of or to any other matter now or hereafter requiring the waiver or consent of the Required Lenders under the Credit Agreement or any other Loan Document.

4. Amendment Fee. In order to induce the Required Lenders to enter into this
   -------------
Amendment No. 4, Borrowers agree to pay to Agent, for the benefit of Required Lenders, an amendment and waiver fee in the amount of $150,000. The amendment and waiver fee shall be earned by and payable to Required Lenders upon the execution of this Amendment No. 4.

5. Representations, Warranties and Covenants. In addition to the continuing
   -----------------------------------------
representations, warranties and covenants heretofore or hereafter made by Borrowers to Textron, Co-Managing Agent and Lenders pursuant to the Agreement and the other Loan Documents, Borrowers each hereby represent, warrant and covenant with Textron, Co-Managing Agent, and Lenders that this Amendment No. 4 has been duly executed and delivered by Borrowers and is in full force and effect as of the date of this Amendment No. 4 and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms.

6. Conditions Precedent. The effectiveness of the amendments and waiver
   --------------------
contained herein shall be subject to, Textron, in its capacity as Agent for the Lenders, having received, in form and substance reasonably satisfactory to Textron, an original of this Amendment No. 4, duly authorized, executed and delivered by Borrowers, Textron, Co-Managing Agent, and Lenders.

7. Provisions of General Application.
   ---------------------------------

7.1 Effect of this Amendment. Except as modified pursuant hereto, no other
    ------------------------
changes or modifications to the Agreement are intended or implied and in all other respects the Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 4 and the Agreement, the terms of this Amendment No. 4 shall control. The Agreement and this Amendment No. 4 shall be read and construed as one agreement.

7.2 Further Assurances. The parties hereto shall execute and deliver such
    ------------------
additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment No. 4.

7.3 Governing Law. The rights and obligations hereunder of each of the parties
    -------------
hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

7.4  Binding Effect.  This Amendment No. 4 shall be binding upon and inure to
     --------------
the benefit of each of the parties hereto and their respective successors and assigns.

7.5  Survival of Representations and Warranties.  All representations and
     ------------------------------------------
warranties made in this Amendment No. 4 or any other document furnished in connection with this Amendment No. 4 shall survive the execution and delivery of this Amendment No. 4 and the other documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

7.6  Counterparts. This Amendment No. 4 may be executed in any number of
     ------------
counterparts, but all of such counterparts shall together constitute but one and the same

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

agreement. In making proof of this Amendment No. 4, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their authorized officers as of the date and year first above written.

BORROWERS:

                             OREGON STEEL MILLS, INC.

                             By:  /s/ L. Ray Admas
                                --------------------------
                             Name:  L. Ray Adams
                             Title:  Vice President

                             NEW CF&I, INC.

                             By:  /s/ L. Ray Adams
                                ---------------------------
                             Name:  L. Ray Adams
                             Title:  Vice President

                             CF&I STEEL, L.P. (DBA ROCKY MOUNTAIN STEEL MILLS)

                             By: New CF&I, Inc., General Partner

                             By:  /s/ L. Ray Adams
                                ---------------------------
                             Name:  L. Ray Adams
                             Title:  Vice President

                             COLORADO AND WYOMING RAILWAY COMPANY

                             By:
                                ----------------------------
                             Name:
                                   -------------------------
                             Title:
                                   -------------------------

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




REQUIRED LENDERS:

                                           TEXTRON FINANCIAL CORPORATION, as
                                            Agent and as a Lender



                                            By:  /s/ Eric R. Hubbard
                                                ----------------------------
                                            Name:  Eric R. Hubbard
                                            Title: Vice President

                                            GMAC Commercial Finance, successor
                                            by merger to
                                            GMAC BUSINESS CREDIT LLC, as
                                            Co-Managing Agent and as a Lender

                                            By:  Pamela D. Petrick
                                                ----------------------------
                                            Name:  Pamela D. Petrick
                                            Title: Vice President


                                            ORIX FINANCIAL SERVICES, INC., as
                                            a Lender

                                            By:
                                                ----------------------------
                                            Name:
                                            Title:

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


                    ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS

         The undersigned, each a guarantor of Borrowers referred to in the foregoing Amendment No. 4, hereby acknowledge that each has received a copy of this Amendment No. 4 and each consents thereto, and each of the undersigned hereby ratifies and confirms the Subsidiary Guaranty Agreement executed by it as of July 12, 2002, and that this Acknowledgement shall be deemed dated as of the effective date of this Amendment No. 4, as first set forth above.



                                            OREGON STEEL MILLS PROCESSING, INC.

                                            By:  /s/ L. Ray Adams
                                               ---------------------------
                                            Name:  L. Ray Adams
                                            Title:  Vice President

                                            OSM GLASSIFICATION, INC.

                                            By: /s/ L. Ray Adams
                                               ---------------------------
                                            Name:  L. Ray Adams
                                            Title:  Vice President

                                            OSM DISTRIBUTION, INC.

                                            By: /s/ L. Ray Adams
                                               ---------------------------
                                            Name:  L. Ray Adams
                                            Title:  Vice President

                                            OREGON STEEL DE GUAYANA, INC.

                                            By: /s/ L. Ray Adams
                                               ---------------------------
                                            Name:  L. Ray Adams
                                            Title:  Vice President


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